Transactions with Officers and Directors	12 Months Ended
Sep. 30, 2012
Transactions with Officers and Directors [Abstract]
Transactions with Officers and Directors
 Note 20—Transactions with Officers and Directors

The Bank has had, and may be expected to have in the future, banking transactions in the ordinary course of business with its officers, directors, and their immediate families (commonly referred to as "related parties"), on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-related parties. These persons were indebted to the bank for loans totaling $837,000 and $1,005,000 at September 30, 2012 and 2011, respectively. During the year ended September 30, 2012, $176,000 of new loans were made to and $344,000 of repayments were made by related parties. During the year ended September 30, 2011, $158,000 of new loans were made and $43,000 of repayments were made.